Exhibit 99.2

                                     AmREIT
--------------------------------------------------------------------------------
                       Supplemental Financial Information
                               September 30, 2007
                                   (Unaudited)

                                Table of Contents                        Page #
                                -----------------                        ------
Corporate Profile                                                           1
Consolidated Balance Sheets                                                 2
Consolidated Statements of Operations                                       3
Consolidated Statements of Operations - Segments                          4 - 7

Summary of Operating Results
     Funds From Operations                                                  8
     Dividends - All Classes of Common Shares                               8
     Rental and Earned Income                                               9
     Real Estate Operating Revenue                                          9
     Discontinued Operations                                               10
     Interest Expense                                                      10

Summary Balance Sheet Information
     Common Share Data                                                     11
     Capitalization                                                        11
     Portfolio Net Asset Value                                             11

Debt Information
     Outstanding Balances and Terms                                        12
     Fixed vs. Variable Rate Debt                                          13

Property & Tenant Information
     Property Table                                                      14 - 15
     Tenant Concentration                                                  16
     Leasing Activity Report                                               16
     Lease Expiration Schedule                                             17


This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2007. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT's expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT's expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a growing real estate company focused on the development, acquisition, construction, disposition, brokerage, leasing and management of shopping centers in major metropolitan markets throughout the Southwest and Southeast. The company deploys its broad range of real estate development and operating expertise to grow two distinct businesses within AmREIT. The first is a 1.2 million square foot portfolio of "Irreplaceable Corners TM" - Premier retail properties in high traffic, densely populated areas. The second is an advisory and sponsorship business that had a total of $336 million in assets under management as of September 30, 2007. Founded in 1985, AmREIT is a fully integrated equity real estate investment trust that has been public since 2002.


Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com



Stock Exchange:

American Stock Exchange - AMY

Consolidated Balance Sheets:


                                         CONSOLIDATED BALANCE SHEETS
                                   September 30, 2007 and December 31, 2006
                                      (in thousands, except share data)

                                                                          September 30,       December 31,
                                                                               2007                2006
                                                                        ------------------ -------------------
 ASSETS                                                                    (unaudited)
 Real estate investments at cost:

   Land                                                                  $        129,497   $         124,751
   Buildings                                                                      140,277             140,487
   Tenant improvements                                                              9,971               9,296
                                                                        --------------------------------------
                                                                                  279,745             274,534
   Less accumulated depreciation and amortization                                 (14,361)            (10,628)
                                                                        ------------------ -------------------
                                                                                  265,384             263,906
   Real estate held for sale, net                                                  22,505                   -
   Net investment in direct financing leases held for investment                    2,055              19,204
   Intangible lease cost, net                                                      13,764              16,016
   Investment in merchant development funds and other affiliates                    6,912               2,651
                                                                        ------------------ -------------------
        Net real estate investments
                                                                                  310,620             301,777

 Cash and cash equivalents                                                          6,785               3,415
 Tenant receivables, net                                                            4,034               4,330
 Accounts receivable, net                                                           1,259               1,772
 Accounts receivable - related party                                                5,593               1,665
 Notes receivable - related party                                                   7,216              10,104
 Deferred costs                                                                     2,285               2,045
 Other assets                                                                       3,740               3,322
                                                                        ------------------ -------------------
 TOTAL ASSETS                                                            $        341,532   $         328,430
                                                                        ================== ===================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
   Notes payable                                                         $        154,386   $         144,453
   Notes payable, held for sale                                                    12,928                   -
   Accounts payable and other liabilities                                           6,361               9,162
   Below market leases, net                                                         3,537               3,960
   Security deposits                                                                  676                 668
                                                                        ------------------ -------------------
            TOTAL LIABILITIES                                                     177,888             158,243
                                                                        ------------------ -------------------

 Minority interest                                                                  1,166               1,137

 Shareholders' equity:
   Preferred shares, $.01 par value, 10,000,000 shares authorized, none
    issued                                                                              -                   -
  Class A Common shares, $.01 par value, 50,000,000 shares authorized,
            6,599,033 and 6,549,950 shares issued, respectively                        66                  65
  Class B Common shares, $.01 par value, 3,000,000 shares authorized,
            1,031,097 and 1,080,180 shares issued and outstanding,
             respectively                                                              10                  11
  Class C Common shares, $.01 par value, 4,400,000 shares authorized,
            4,141,140 and 4,145,531 shares issued and outstanding,
             respectively                                                              41                  41
  Class D Common shares, $.01 par value, 17,000,000 shares authorized,
            11,044,413 and 11,039,803 shares issued and outstanding,
             respectively                                                             110                 110
   Capital in excess of par value                                                 194,230             194,696
   Accumulated distributions in excess of earnings                                (30,124)            (23,749)
   Cost of treasury shares, 244,353 and 292,238 Class A shares,
    respectively                                                                   (1,855)             (2,124)
                                                                        ------------------ -------------------
            TOTAL SHAREHOLDERS' EQUITY                                            162,478             169,050
                                                                        ------------------ -------------------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        341,532   $         328,430
                                                                        ================== ===================

Consolidated Statements of Operations:

                                     Quarter ended September 30,        Year to date ended September 30,
                                         2007             2006               2007                2006
                                  ---------------- ---------------- ------------------ ---------------------

 Revenues:
  Rental income from operating
   leases                            $      7,600    $       7,241      $      22,359     $          20,646
  Earned income from direct
   financing leases                            59               59                179                   178
  Real estate fee income                      118               27                972                   778
  Real estate fee income - related
   party                                    1,775              897              2,837                 2,574
  Construction revenues                       300              705              1,092                 1,645
  Construction revenues - related
   party                                    1,675            2,890              2,770                 6,686
  Securities commission income -
   related party                              933            1,554              3,410                 4,172
  Asset management fee income -
   related party                              334              212                930                   556
                                  ---------------- ---------------- ------------------ ---------------------
   Total revenues                          12,794           13,585             34,549                37,235
                                  ---------------- ---------------- ------------------ ---------------------

 Expenses:
  General and administrative                2,249            2,115              6,363                 6,234
  Property expense                          1,937            2,008              5,703                 5,189
  Construction costs                        1,792            3,224              3,521                 7,508
  Legal and professional                      425              356              1,188                   942
  Real estate commissions                       1                -                448                   540
  Securities commissions                      788            1,348              2,862                 3,694
  Depreciation and amortization             2,016            2,046              5,914                 6,620
                                  ---------------- ---------------- ------------------ ---------------------
   Total expenses                           9,208           11,097             25,999                30,727
                                  ---------------- ---------------- ------------------ ---------------------

 Operating income                           3,586            2,488              8,550                 6,508

 Other income (expense):
   Interest and other income -
    related party                             361              403                861                   870
   Income from merchant
    development funds and other
    affiliates                                462              213                435                   519
   Federal income tax (expense)
    benefit for taxable REIT
    subsidiary                               (259)              91                242                   360
   Interest expense                        (2,309)          (1,814)            (6,485)               (5,095)
   Minority interest in income of
    consolidated joint ventures                14               20                 51                    58
                                  ---------------- ---------------- ------------------ ---------------------

 Income before discontinued
  operations                                1,855            1,401              3,654                 3,220

 Income from discontinued
  operations, net of taxes                    150              156                454                   670
 Gain on sales of real estate
  acquired for resale, net of
  taxes                                         -                -                  -                    12
                                  ---------------- ---------------- ------------------ ---------------------
   Income from discontinued
    operations                                150              156                454                   682
                                  ---------------- ---------------- ------------------ ---------------------

 Net income                                 2,005            1,557              4,108                 3,902

 Distributions paid to class B, C
  and D shareholders                       (2,693)          (2,909)            (8,109)               (8,729)
                                  ---------------- ---------------- ------------------ ---------------------

 Net loss available to class A
  shareholders                       $       (688)   $      (1,352)     $      (4,001)    $          (4,827)
                                  ================ ================ ================== =====================

 Net loss per class A common share
  - basic and diluted
  Loss before discontinued
   operations                        $      (0.13)   $       (0.24)     $       (0.70)    $           (0.87)
  Income from discontinued
   operations                                0.02             0.02               0.07                  0.11
                                  ---------------- ---------------- ------------------ ---------------------
  Net loss                           $      (0.11)   $       (0.22)     $       (0.63)    $           (0.76)
                                  ================ ================ ================== =====================

 Weighted average class A common
  shares used to
  compute net loss per share,
   basic and diluted                        6,385            6,285              6,373                 6,321
                                  ================ ================ ================== =====================

Segmented Statements of Operations:

                                                                              Asset Advisory
                                                                       ----------------------------
For the three months ended September 30,     Portfolio    Real Estate   Securities     Merchant          Total
 2007 ($ in 000's)                                         Operations                 Development
                                                                                          Funds
                                           ------------- -------------------------- -------------------------------
Rental income                                $    7,659    $        -    $       -     $         -    $      7,659
Real estate fee income                                -         1,893            -               -           1,893
Construction revenues                                 -         1,975            -               -           1,975
Securities commission income                          -             -          933               -             933
Asset management fee income                           -             -            -             334             334
                                           ------------- ------------- ------------ --------------- ---------------
                             Total revenue        7,659         3,868          933             334          12,794

General and administrative                          413         1,407          479             (50)          2,249
Property expense                                  1,912            25            -               -           1,937
Construction costs                                    -         1,792            -               -           1,792
Legal and professional                              338            32           50               5             425
Real estate commissions                               -             1            -               -               1
Securities commissions                                -             -          788               -             788
Depreciation and amortization                     2,016             -            -               -           2,016
                                           ------------- ------------- ------------ --------------- ---------------
                             Total expenses       4,679         3,257        1,317             (45)          9,208

Interest expense                                 (2,140)         (151)         (18)              -          (2,309)
Other income/ (expense)                             431          (181)         157             171             578

Income (loss) from
 discontinued operations                            151            (1)           -               -             150

                                           ------------- ------------- ------------ --------------- ---------------
                             Net income
                              (loss)         $    1,422    $      278    $    (245)    $       550    $      2,005
                                           ------------- ------------- ------------ --------------- ---------------

                                                                               Asset Advisory
                                                                         --------------------------
For the three months ended September 30, 2006  Portfolio    Real Estate   Securities    Merchant         Total
 ($ in 000's)                                                Operations                Development
                                                                                           Funds
                                             ------------- -------------------------- -----------------------------
Rental income                                 $     7,300   $         -   $        -    $         -   $      7,300
Real estate fee income                                  -           924            -              -            924
Construction revenues                                   -         3,595            -              -          3,595
Securities commission income                            -             -        1,554              -          1,554
Asset management fee income                             -             -            -            212            212
                                             ------------- ------------- ------------ ------------- ---------------
                                Total revenue       7,300         4,519        1,554            212         13,585

General and administrative                            229         1,302          532             52          2,115
Property expense                                    1,961            47            -              -          2,008
Construction costs                                      -         3,224            -              -          3,224
Legal and professional                                236            87           33              -            356
Real estate commissions                                 -             -            -              -              -
Securities commissions                                  -             -        1,348              -          1,348
Depreciation and amortization                       2,046             -            -              -          2,046
                                             ------------- ------------- ------------ ------------- ---------------
                                Total
                                 expenses           4,472         4,660        1,913             52         11,097

Interest expense                                   (1,712)          (92)         (10)             -         (1,814)
Other income/ (expense)                               592            (7)         (10)           152            727

Income (loss) from discontinued
 operations                                           159            (3)           -              -            156

                                             ------------- ------------- ------------ ------------- ---------------
                                Net income
                                 (loss)       $     1,867   $      (243)  $     (379)   $       312   $      1,557
                                             ------------- ------------- ------------ ------------- ---------------

                                                                              Asset Advisory
                                                                         ---------------------------
For the nine months ended September 30,     Portfolio      Real Estate   Securities     Merchant        Total
 2007 ($ in 000's)                                           Operations                 Development
                                                                                           Funds
                                          ---------------  -------------------------- ----------------------------
Rental income                              $      22,538     $        -    $      -      $        -    $   22,538
Real estate fee income                                 -          3,809           -               -         3,809
Construction revenues                                  -          3,862           -               -         3,862
Securities commission
 income                                                -              -       3,410               -         3,410
Asset management fee income                            -              -           -             930           930
                                          ---------------  ------------- ------------ -------------- -------------
                           Total revenue          22,538          7,671       3,410             930        34,549

General and administrative                         1,118          3,874       1,330              41         6,363
Property expense                                   5,606             93           4               -         5,703
Construction costs                                     -          3,521           -               -         3,521
Legal and professional                               909            162         112               5         1,188
Real estate commissions                                -            448           -               -           448
Securities commissions                                 -              -       2,862               -         2,862
Depreciation and
 amortization                                      5,914              -           -               -         5,914
                                          ---------------  ------------- ------------ -------------- -------------
                           Total expenses         13,547          8,098       4,308              46        25,999

Interest expense                                  (6,041)          (415)        (29)              -        (6,485)
Other income (expense)                              890            392         336             (29)        1,589

Income from
 discontinued operations                             451              3           -               -           454

                                          ---------------  ------------- ------------ -------------- -------------
                           Net income
                              (loss)        $       4,291     $     (447)   $   (591)     $      855    $    4,108
                                          ---------------  ------------- ------------ -------------- -------------

                                                                         Asset Advisory
                                                                         -----------------------------
For the nine months ended September 30,      Portfolio     Real Estate    Securities      Merchant         Total
 2006 ($ in 000's)                                           Operations                  Development
                                                                                             Funds
                                          --------------- ---------------------------- -----------------------------
Rental income                               $     20,824   $          -   $         -   $            - $     20,824
Real estate fee income                                 -          3,352             -                -        3,352
Construction revenues                                  -          8,331             -                -        8,331
Securities commission income                           -              -         4,172                -        4,172
Asset management fee income                            -              -             -              556          556
                                          --------------- -------------- ------------- --------------- -------------
                             Total revenue        20,824         11,683         4,172              556       37,235

General and administrative                           802          3,664         1,635              133        6,234
Property expense                                   5,083             86            20                -        5,189
Construction costs                                     -          7,508             -                -        7,508
Legal and professional                               699            186            57                -          942
Real estate commissions                                -            540             -                -          540
Securities commissions                                 -              -         3,694                -        3,694
Depreciation and amortization                      6,620              -             -                -        6,620
                                          --------------- -------------- ------------- --------------- -------------
                             Total
                              expenses            13,204         11,984         5,406              133       30,727

Interest expense                                  (4,718)          (341)          (36)               -       (5,095)
Other income/ (expense)                            1,200            141           126              340        1,807

Income (loss) from
 discontinued operations                             701            (19)            -                -          682

                                          --------------- -------------- ------------- --------------- -------------
                             Net income
                              (loss)        $      4,803   $       (520)  $    (1,144)  $          763 $      3,902
                                          --------------- -------------- ------------- --------------- -------------

                                     AmREIT
                          Summary of Operating Results

                                                        Three Months Ended             Nine Months Ended
                                                           September 30,                 September 30,
                                                   -------------------------------------------------------------
Funds From Operations:                                      2007          2006            2007             2006
                                                   -------------- ------------- --------------- ----------------
Income - before discontinued operations               $    1,855    $    1,402    $      3,654    $       3,219
Income - from discontinued operations                        150           156             454              670
Plus depreciation of real estate assets - from
 operations                                                2,022         2,034           5,922            6,624
Plus depreciation of real estate assets - from
    discontinued operations                                    8             2              22               17
Adjustments for nonconsolidated affiliates                    66            42             102              111
Less gain on sale of real estate acquired for
 investment                                                    -             -               -             (286)
Less class B, C & D distributions                         (2,693)       (2,909)         (8,109)          (8,729)
                                                   -------------- ------------- --------------- ----------------
Total Funds From Operations available to class A
    shareholders                                      $    1,408    $      727    $      2,045    $       1,626
                                                   ============== ============= =============== ================

Weighted Average Class A Shares Outstanding                6,385         6,285           6,373            6,321
                                                   ============== ============= =============== ================

Funds from Operations per Class A Share               $     0.22    $     0.12    $       0.32    $        0.26

Dividends:
Class A Common share dividends per share              $     0.12    $     0.12    $       0.36    $        0.36
Class B Common share dividends per share (1)          $     0.19    $     0.19    $       0.57    $        0.57
Class C Common share dividends per share (2)          $     0.17    $     0.17    $       0.51    $        0.51
Class D Common share dividends per share (3)          $     0.16    $     0.16    $       0.48    $        0.48


(1) The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly. The shares are currently convertible on a one-for-one basis into our class A common shares, and are callable by the Company on a one for one basis, or $10.18 in cash at the holders option. As announced on November 1, 2007, we have elected to redeem our remaining class C common shares and will do so on December 20, 2007.
(2) The class C common shares receive a preferred dividend, fixed at 7%, payable monthly. The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010). We have the right to force conversion of the class C common shares into Class A common shares on a one-for-one basis or to redeem the shares at a cash redemption price of $11.00 per share at the holder's option.
(3) The class D common shares receive a fixed 6.5% annual dividend, payable monthly. The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class D common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011). The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

                                            Three Months Ended      Nine Months Ended
                                               September 30,          September 30,
                                            ------------------- -------------------------
Rental and Earned Income:                      2007      2006        2007         2006
                                            --------- --------- ------------ ------------
   Base minimum rent                         $  5,497  $  4,903  $    16,072  $    14,581
   Earned income from direct financing
    leases                                         59        59          179          178
   Straight line rent                             106       218          416          350
   Over/Under market rent                          49        16          130           50
   Percentage rent                                140       118          165          291
   Tenant reimbursements                        1,782     1,986        5,397        5,374
   Lease termination fees                          26         -          179            -
                                            --------- --------- ------------ ------------
          Total Rental and Earned Income     $  7,659  $  7,300  $    22,538  $    20,824
                                            ========= ========= ============ ============

                                               Three Months Ended     Nine Months Ended
                                                   September 30,         September 30,
                                               --------------------- ----------------------
Real Estate Operating Revenue:                    2007       2006        2007       2006
                                               --------- ----------- ----------- ----------

Development and construction management fees
         Merchant development funds and
          affiliates                            $   125   $      94    $    578   $    367
         Unrelated third parties                    118          27         276         30
Leasing and brokerage commissions
         Merchant development funds and
          affiliates                              1,406         709       1,599      1,932
         Unrelated third parties                      -           -         696        748
Property management fees
         Merchant development funds and
          affiliates                                244          94         660        275
         Unrelated third parties                      -           -           -          -
                                               --------- ----------- ----------- ----------
           Total Real Estate Operating Revenue  $ 1,893   $     924    $  3,809   $  3,352
                                               ========= =========== =========== ==========

          Percent attributable to merchant
development funds and affiliates                     94%         97%         74%        77%
          Percent attributable to unrelated
           third
parties                                               6%          3%         26%        23%

                                                  Three Months Ended            Nine Months Ended
                                              ----------------------------- ----------------------------
Discontinued Operations                               September 30,                September 30,
                                              ----------------------------- ----------------------------
                                                   2007           2006           2007           2006
                                              ------------- --------------- -------------- -------------
Rental revenue                                 $        76   $          44   $        188   $       151
Earned income from DFL                                 447             448          1,342         1,344
Gain on sale of real estate held for
 investment                                              -               -              5           286
Gain on sale of real estate held for resale              -               -              -            12
                                              ------------- --------------- -------------- -------------
        Total revenues                                 523             492          1,535         1,793
                                              ------------- --------------- -------------- -------------

Property expense                                        (1)              3              4          (116)
Other general and administrative                        (4)             (3)           (16)          (19)
Federal income tax expense                               3               2             (1)           15
Legal and professional                                  (4)             (7)           (20)          (31)
Depreciation and amortization                           (8)             (2)           (22)          (17)
Minority interest                                      (42)            (43)          (154)          (98)
Interest expense                                      (317)           (286)          (873)         (845)
                                              ------------- --------------- -------------- -------------
        Total expenses                                (373)           (336)        (1,082)       (1,111)
                                              ------------- --------------- -------------- -------------
Income from discontinued operations                    150             156            454           682
Basic and diluted income from discontinued
 operations
        per class A common share               $      0.02   $        0.02   $       0.07   $      0.11


                                               Three Months Ended          Nine Months Ended
                                                  September 30,              September 30,
                                           --------------------------- -------------------------
Interest Expense:                               2007          2006          2007         2006
                                           ------------- ------------- ------------- -----------
   Interest paid - floating rate            $       181   $        66   $       610   $     353
   Interest paid - fixed rate                     2,114         1,739         5,841       4,729
   Loan cost amortization                            73            67           210         186
   Out-of-market debt amortization                  (59)          (58)         (176)       (173)
                                           ------------- ------------- ------------- -----------
                 Total Interest Expense     $     2,309   $     1,814   $     6,485   $   5,095
                                           ------------- ------------- ------------- -----------

                                     AmREIT
                        Summary Balance Sheet Information


                                                 September 30,  December 31,
                                                     2007          2006
                                                 -----------------------------
Class A Common Share
 Data:
   Closing market price                            $      7.91   $       8.33

   Dividend yield                                         6.32%          6.00%

   90-day average trading volume                         8,016         16,474


Total Capitalization:

   Debt                                            $   154,386   $    144,453
   Class A common shares at
    market                                              50,266         52,127
   Class B common shares as
    redeemed                                            10,497          8,998
   Class C common shares as
    converted                                           45,553         45,601
   Class D common shares as
    converted                                          118,948        118,899
                                                 -------------- --------------
                                Total
                                 Capitalization    $   379,650   $    370,078
                                                 ============== ==============

   Debt to Total Capitalization                           40.7%          39.0%


Annual Property NOI                           $   24,686

Average Property Cap Rate (1)                           6.35%            6.75%

Property Gross Value                                 388,750          365,713
Notes Receivable                                       7,216            7,216
Cash, Receivables, Other                              28,457           28,457
                                            ----------------------------------
        Total Asset Value                            424,423          401,386

Notes Payable                                       (163,335)        (163,335)
Security Deposits & A/P                               (7,037)          (7,037)
                                            ----------------------------------
        Total Liabilities                           (170,372)        (170,372)

Minority Interest (2)                                 (3,271)          (3,271)

Total Net Asset Value (NAV)                          250,780          227,743

NAV - Non Traded Shares (3)                          170,138          170,138
NAV - class A common shares (3)                       80,642           57,605

NAV - Per Class A common (3)                  $        12.69    $        9.07

(1) We have raised our Average Property Cap Rates as a result of continued volatile market conditions.

(2) Includes the portion of the net asset value that is owned by third parties or management, such as management's ownership interest in AAA CTL. We have elected to hold these assets for sale.

(3) NAV and NAV per share represent only the portfolio value and other liquid assets. We have not valued the asset advisory business or any of our general partner back end interests in the above analysis.
--------------------------------------------------------------------------------

Description                  Amount           Amount       Interest Rate   Annual    Maturity Date
                           Outstanding      Outstanding                      Debt
                           09-30-2007       12-31-2006                      Service
---------------------------------------------------------------------------------------------------
Credit Facility (1)       $        16,000   $       11,929   7.53%          $  1,204      11/4/2007
                        ----------------------------------
     2007 Maturities      $        16,000   $       11,929

MacArthur Park            $        13,410   $       13,410   6.17%          $    827      12/1/2008
                        ----------------------------------
     2008 Maturities      $        13,410   $       13,410

Sugarland IHOP            $         1,122   $        1,155   8.25%          $    138       3/1/2011
Sugar Land Plaza                    2,265            2,286   7.60%               203      11/1/2011
                        ----------------------------------
     2011 Maturities      $         3,387   $        3,441

AAA CTL Notes (3)         $        12,928   $       13,265   7.72% - 7.89%  $  1,47804/2012-08/2012
5115 Buffalo Spdwy.                 2,707            2,731   7.58%               241      5/11/2012
                        ----------------------------------
     2012 Maturities      $        15,635   $       15,996

Cinco Ranch               $         8,194   $        8,298   5.60%          $    601      7/10/2013
Plaza in the Park                  17,318           17,538   5.60%             1,270      7/10/2013
                        ----------------------------------
     2013 Maturities      $        25,512   $       25,836

Uptown Park               $        49,000   $       49,000   5.37%          $  2,631       6/1/2015
                        ----------------------------------
     2015 Maturities      $        49,000   $       49,000

Southbank - Riverwalk     $        20,000   $       20,000   5.91%          $  1,182       6/1/2016
                        ----------------------------------
     2016 Maturities      $        20,000   $       20,000

Bakery Square             $         3,772   $        3,967   8.00%          $    571      2/10/2017
Uptown Plaza Dallas       $        19,900   $            -   5.64%          $    783       4/1/2017
                        ----------------------------------
     2017 Maturities      $        23,672   $        3,967

                        ----------------------------------
  Total Maturities (2)    $       166,616   $      143,579
                        ==================================


(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of September 30, 2007 remain constant through maturity.


(2) Total maturities above are $698 thousand and $874 thousand less than total debt as reported in our consolidated financial statements as of September 30, 2007 and December 31, 2006, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.


(3)  The associated assets are held for sale as of September 30, 2007.

Fixed vs. Variable Rate Debt:

                         September 30,   % of     December 31,     % of
                              2007       Total        2006         Total
                         ---------------------------------------------------

Variable rate             $     16,000      10.4%  $     11,929         8.3%
Fixed rate                     138,386      89.6%       132,524        91.7%
                         ------------------------ --------------------------
                          $    154,386     100.0%  $    144,453       100.0%

                                     AmREIT
                         Property & Tenant Information

                                                                                 Annualized
                                                                                  Base Rent
                                                                                    as of
Multi-Tenant Shopping                                                             September
        Centers         Major Tenants      City     State Date Acquired   GLA      30, 2007   % Leased
-------------------------------------------------------------------------------------------------------
Uptown Park - Phase I    Ann Taylor,     Houston     TX
 and II                  McCormick &
                           Schmick's                           6/1/2005   169,110  $5,215,960       99%
Southbank - Riverwalk   Hard Rock Cafe San Antonio   TX       9/30/2005    46,673   1,511,552      100%
MacArthur Park and Pad      Kroger        Irving     TX   12/04 &12/05
 Sites                                                                    237,381   3,827,651       97%
Plaza in the Park           Kroger       Houston     TX        7/1/2004   144,062   2,649,984       98%
Cinco Ranch                 Kroger       Houston     TX        7/1/2004    97,297   1,228,515       99%
Bakery Square          Walgreens & Bank  Houston     TX
                          of America                          7/21/2004    34,614     851,914      100%
Uptown Plaza             CVS/pharmacy    Houston     TX      12/10/2003    28,000   1,237,769      100%
Woodlands Plaza        FedEx/Kinkos &      The       TX
                          Rug Gallery    Woodlands             6/3/1998    20,018     373,317      100%
Sugarland Plaza         Mattress Giant  Sugarland    TX        7/1/1998    16,750     349,612      100%
Terrace Shops             Starbucks      Houston     TX      12/15/2003    16,395     483,067      100%
584 N. Germantown Pkwy.  Auto Zone &     Memphis     TN
(Baptist Memorial          Baptist
 Medical Plaza)            Memorial                           7/23/2002    15,000     193,903       75%
Courtyard on Post Oak  Verizon Wireless  Houston     TX       6/15/2004    13,597     477,361      100%
Uptown Plaza - Dallas  Grotto, Century    Dallas     TX
                         Bank, Pei Wei                        3/30/2006    33,840   1,619,906      100%
                                                                       ----------------------
Multi-Tenant Shopping Centers Total                                       872,737  20,020,511

                                                                                 Annualized
                                                                                  Base Rent
                                                                                    as of
            Single Tenant                                                         September
            (Ground Leases)                City     State Date Acquired   GLA      30, 2007   % Leased
-------------------------------------------------------------------------------------------------------
CVS Corporation                          Houston     TX       1/10/2003    13,824    $327,167      100%
Darden Restaurants                      Peachtree    GA
                                           City              12/18/1998     6,867      79,366      100%
Carlson Restaurants                      Hanover     MD       9/16/2003     6,802     141,674      100%
Citibank                               San Antonio   TX      12/17/2004     4,439     159,979      100%
Washington Mutual                        Houston     TX      12/11/1996     3,685      98,155      100%
Washington Mutual                          The       TX
                                         Woodlands            9/23/1996     3,685      63,996      100%
Woodlands Ring Road - Ground Leases        The       TX
                                         Woodlands             2/1/2007    66,349     667,641      100%
                                                                       ----------------------
Single Tenant (Ground Leases) Total                                       105,651   1,537,978

                                                                                   Annualized Base
                                                                                       Rent as of
                                                                                     September 30,
   Single Tenant (Fee Simple)              City     State  Date Acquired    GLA           2007       % Leased
   -----------------------------------------------------------------------------------------------------------
   Golden Corral                          Houston     TX       7/23/2002      12,000         182,994      100%
   Golden Corral                          Humble      TX       7/23/2002      12,000         181,688      100%
   Carlson Restaurants                    Houston     TX       7/23/2005       8,500         200,000      100%
   #1483 IHOP Corporation                Sugarland    TX       9/22/1999       4,020         189,660      100%
   #1737 IHOP Corporation               Centerville   UT
    (5)(2)                                                     7/25/2002       4,020         163,380      100%
   #4462 IHOP Corporation                 Memphis     TN
    (5)(2)                                                     8/23/2002       4,020         179,376      100%
   #5318 IHOP Corporation                 Topeka      KS       9/30/1999       4,020         158,892      100%
   AFC, Inc.                              Atlanta     GA       7/23/2002       2,583         119,279      100%
   Sunbelt Rental (1)                    Champaign    IL       5/23/2007           -        Note (1) Note (1)
   Advance Auto (1)(2)(3)(4)              Various  Various    Various         21,000        Note (1) Note (1)
                                                                        ----------------------------
   Single Tenant (Fee Simple)
    Total                                                                     72,163       1,375,269


                                                                                    Annualized Base
                                                                                       Rent as of
                                                                                     September 30,
    Single Tenant (Leasehold)              City     State  Date Acquired    GLA           2007       % Leased
   -----------------------------------------------------------------------------------------------------------
   IHOP Corporation (5)(2)                Various  Various    Various         60,300      $1,554,147      100%
                                                                        --------------------------------------

                              Company Total GLA % Leased                   1,110,851     $24,487,905       98%

   -----------------------------------------------------------------------------------------------------------
   Under Development (GLA represents proposed leaseable

(1)  square footage).
(2)  Held for Sale Held in joint venture of which we are the
(3) managing 50% owner. Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of
(4) 7,000 square feet. IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT,19.6% of which is owned by AmREIT Income & Growth Fund, one of our affiliated merchant development funds, and 1.4% of which is owned by unaffiliated third parties. We have assigned to management approximately 50% of our back-end participation interest in this entity as part of our long- term incentive compensation program. Accordingly, approximately half of the future net cash flows from such participation interest are owned by management. We have elected to hold these properties for sale as
(5)  of September 30, 2007.

Top Tenants by revenue concentration for the nine months ended September 30, 2007:

                                                  % of Total
                                             --------------------
                                                  Operating
                                             --------------------
           Tenant             Rental Income        Revenue
---------------------------- --------------- --------------------
Kroger                         $       2,556                7.56%
IHOP Corporation *                     1,686                4.98%
CVS/Pharmacy                             845                2.50%
Landry's                                 790                2.34%
Linens 'N Things                         661                1.95%
Hard Rock Cafe International             513                1.52%
Cosniac Restaurant Group                 445                1.32%
Champps Entertainment, Inc               417                1.23%
Starbucks                                376                1.11%
McCormick & Schmicks                     342                1.01%
                             --------------- --------------------
                               $       8,631               25.52%
                             =============== ====================

* $1,342 of the IHOP Corporation revenues are related to assets which we have elected to hold for sale as of September 30, 2007.


Leasing Activity for the quarter ended September
30, 2007:

                                                    Rent per sq. ft.
                                                  ---------------------
                            # of      Total sq.     New Rent  Old Rent
                             leases       ft.                           % Change
                            --------------------- --------------------- ----------
New leases                      5          13,335  $     27.32      N/A       N/A

Activity on Existing Leases:
      Lease renewals            5          18,309  $     20.16   $17.24     16.95%
      Non-renewals                   -          -          N/A        -       N/A
      Expired/Cancelled
       leases                   1           1,941          N/A    26.00       N/A

Lease Expirations by Year:


                           Number of
            Expiration       Leases        Square          Percent
               Year         Expiring       Footage         of Total
          ------------------------------------------------------------
               2007            6           19,796           1.86%
               2008            20          61,174           5.75%
               2009            31          86,750           8.15%
               2010            34          133,702          12.56%
               2011            52          192,483          18.08%
               2012            18          51,656           4.85%
               2013            7           32,941           3.09%
               2014            7           27,220           2.56%
               2015            2            7,251           0.68%
               2016            12          56,768           5.33%
               2017            6           47,090           4.42%
               2019            1            4,020           0.38%
               2020            4           75,991           7.14%
               2021            3           89,676           8.42%
               2022            1            4,020           0.38%
               2023            1           63,373           5.95%
               2024            3           21,864           2.05%
               2025            7           45,597           4.28%
               2026            4           16,080           1.51%
               2027            3           12,060           1.13%
               2056            1           15,120           1.42%
          ------------------------------------------------------------
                              223         1,064,632